UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2025

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
Las Vegas, Nevada        89193-8510
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of Southwest Gas Holdings, Inc. (“Company”) was held on May 1, 2025. Holders of approximately 65,935,794 shares of common stock, $1 par value per share, of the Company were represented in person or by proxy. At the Annual Meeting, the Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting:

Proposal 1. The election of directors.

Name	For	Withhold	Broker Non-Votes
E. Renae Conley	61,951,236	1,016,783	2,967,775
Andrew W. Evans	62,562,294	405,725	2,967,775
Karen S. Haller	62,586,460	381,559	2,967,775
Jane Lewis-Raymond	61,872,701	1,095,318	2,967,775
Henry P. Linginfelter	62,553,329	414,690	2,967,775
Anne L. Mariucci	50,182,204	12,785,815	2,967,775
Carlos A. Ruisanchez	62,656,704	311,315	2,967,775
Brian E. Sandoval	62,761,788	206,231	2,967,775
Ruby Sharma	61,767,279	1,200,740	2,967,775
Andrew J. Teno	61,763,501	1,204,518	2,967,775
Leslie T. Thornton	62,751,008	217,011	2,967,775

Proposal 2. Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
55,808,916	7,009,090	150,013	2,967,775

Proposal 3. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2025.

For	Against	Abstain
64,678,568	1,203,354	53,872

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

May 5, 2025	/s/ Catherine M. Mazzeo
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety & Compliance Officer and Corporate Secretary